Cash and Cash Equivalents and Restricted Cash	12 Months Ended
Dec. 31, 2022
Cash and cash equivalents [abstract]
Cash and Cash Equivalents and Restricted Cash

NOTE 15: CASH AND CASH EQUIVALENTS AND RESTRICTED CASH

Cash and cash equivalents and restricted cash consisted of the following:

	December 31, 2022	December 31, 2021
Cash at banks and on hand	$28,854	$32,536
Restricted cash	300	—
Short-term deposits	21,010	44
Total	$50,164	$32,580

Short-term deposits are comprised of deposits with banks with original maturities of less than 90 days.

Cash deposits and cash equivalents in excess of amounts covered by government-provided insurance are exposed to loss in the event of non-performance by financial institutions. Navios Logistics does maintain cash deposits and equivalents in excess of government-provided insurance limits. Navios Logistics also seeks to reduce its exposure to credit risk by dealing with a diversified group of major financial institutions.